Growth Portfolio A series of Panorama Series Fund, Inc. Summary Prospectus April 30, 2010
Share Classes:
Non-Service Shares

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/investors/overview/PanoramaSeriesFundIncGrowthPortfolio. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.

The Fund's prospectus and Statement of Additional Information ("SAI"), both dated April 30, 2010, and pages 2 through 29 of its most recent Annual Report, dated December 31, 2009, are incorporated by reference into this Summary Prospectus. You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/investors/overview/PanoramaSeriesFundIncGrowthPortfolio. The Fund's prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks high total return.

Fees and Expenses of the Fund. The table below describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. The accompanying prospectus of the participating insurance company provides information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. The fees and expenses of those products are not charged by the Fund and are not reflected in this table. Expenses would be higher if those fees were included.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.63%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.18%
Total Annual Fund Operating Expenses	0.81%
Fee Waiver and Expense Reimbursement*	(0.02%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.79%

*Since May 1, 2009, the Manager has voluntarily agreed to limit the Fund's total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.80%.  This voluntary expense limitation may not be amended or withdrawn until one year after the date of this prospectus.

Example. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows, whether or not you redeemed your shares:

	1 Year	3 Years	5 Years	10 Years
Growth Portfolio	$81	$258	$449	$1,004

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 118% of the average value of its portfolio.

Principal Investment Strategies.  The Fund mainly invests in common stocks of U.S. companies. The portfolio managers use both fundamental research and quantitative models to identify investment opportunities. While the process may change over time or vary in particular cases, in general the selection process currently:

  aims to maintain broad diversification across all major economic sectors;

  uses quantitative models, including sector-specific factors, to rank securities within each economic sector;

  uses a fundamental approach to analyze issuers based on factors such as a company's financial performance, competitive strength, industry position, business practices and management; and

  considers market trends, current industry outlooks and general economic conditions.

In constructing the portfolio, the Fund seeks to limit idiosyncratic company-specific risks. The portfolio managers consider stock rankings, benchmark weightings and capitalization outlooks in determining security weightings for individual issuers.

The Fund may invest in companies of any market capitalization range. To seek to maintain liquidity, the Fund currently focuses on larger capitalization issuers, which it considers to be companies with market capitalizations equal to the range of companies in the Russell 1000 Index. The Fund may invest in debt securities for liquidity, to seek income or for hedging purposes.

The Fund can invest without limit in securities issued by companies or governments in any country, including in developing or emerging market countries.

The portfolio managers might sell a security if the stock price is approaching their price target, if the company's competitive position has deteriorated or the company's management has performed poorly, or if they have identified more attractive investment prospects.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from poor security selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Investing in Stock. The value of the Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience great short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry.

Main Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in developing or emerging market countries.

Main Risks of Small- and Mid-Sized Companies. Small- and mid-sized companies may be either established or newer companies, including companies that have been in operation for less than three years. While smaller companies might offer greater opportunities for gain, they also involve greater risk of loss. They may be more sensitive to changes in earnings expectations and may experience more abrupt and erratic price movements. Smaller companies' securities often trade in lower volumes and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-sized companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-sized companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. It may take a substantial period of time to realize a gain on an investment in a small- or mid-sized company, if any gain is realized at all.

Who Is the Fund Designed For?  The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies. The Fund is designed primarily for investors seeking high total return. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund that focuses on stocks. The Fund is not designed for investors needing current income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's Non-Service Shares performance from year to year and by showing how the Fund's average annual returns for 1, 5, and 10 years compare with those of broad measures of market performance that reflect the markets in which the Fund typically invests. Charges imposed by the insurance accounts that invest in the Fund are not included and the returns would be lower if they were. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at:
https://www.oppenheimerfunds.com/fund/investors/overview/PanoramaSeriesFundIncGrowthPortfolio.

During the period shown, the highest return before taxes for a calendar quarter was 18.70% (2nd qtr 09) and the lowest return before taxes for a calendar quarter was -21.79% (4th qtr 08).

The following table shows the average annual total returns before taxes for the Fund's shares.

Average Annual Total Returns for the periods ended December 31, 2009	1 Year	5 Years	10 Years
Growth Portfolio (inception 01-21-1982)	29.19%	0.36%	(1.14%)
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	26.47%	0.42%	(0.95%)

Investment Adviser. OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

Portfolio Managers. Manind ("Mani") Govil has been lead portfolio manager of the Fund and Benjamin Ram has been co-portfolio manager of the Fund since May 2009.

Purchase and Sale of Fund Shares. Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. You may only submit instructions for buying or selling shares of the Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. The accompanying prospectus of the participating insurance company provides information about how to select the Fund as an investment option.

Taxes. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, any dividends and capital gains distributions will be taxable to the participating insurance company, if at all. However, those payments may affect the tax basis of certain types of distributions from those accounts. Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and Other Financial Intermediaries. The Fund, the Manager, or their related companies may make payments to financial intermediaries, including to insurance companies that offer shares of the Fund as an investment option. These payments for the sale of Fund shares and related services may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

For More Information About Panorama Growth Portfolio

You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/investors/overview/PanoramaSeriesFundIncGrowthPortfolio. You can also request additional information about the Fund or your account:

By Telephone:	Call OppenheimerFunds Services toll-free: 1.800.988.8287
By Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For courier or express mail requests: OppenheimerFunds Services 12100 East Iliff Avenue, Suite 300 Aurora, Colorado 80014
On the Internet:	You can read or download the Fund's Statement of Additional Information, Annual and Semi-Annual Reports, on the OppenheimerFunds website at: www.oppenheimerfunds.com
PR0608.001.0410